UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): September 14, 2026

AECOM

(Exact name of registrant as specified in its charter)

Delaware	000-52423	61-1088522
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13355 Noel Road
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 788-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2026, David Gan, Chief Legal Officer of AECOM (the “Company”), provided notice of his decision to retire from the Company. Mr. Gan will continue in his role through October 2, 2026 (the “Transition Date”), after which he will serve as Senior Advisor to the Company (“Senior Advisor”) to assist with the transition of the role and special initiatives until his retirement from the Company in the second half of 2027 (the “Retirement Date”).

As Senior Advisor, Mr. Gan will continue to receive his existing base salary until the Retirement Date. Mr. Gan will remain eligible to receive an annual incentive bonus under the Executive Incentive Plan for fiscal year 2026, but he will not participate in the Company’s annual or long-term incentive programs in fiscal year 2027.

Manav Kumar, the Company’s General Counsel, Corporate and Global Head of Public Affairs will succeed Mr. Gan as Chief Legal Officer, effective as of the Transition Date.

Mr. Kumar, age 42, has served as General Counsel, Corporate and Global Head of Public Affairs since December 2024. He previously served as Senior Vice President, Deputy General Counsel and Global Head of Public Affairs from March 2023 to November 2024, and as Senior Vice President, Deputy General Counsel from January 2020 to February 2023. Prior to joining AECOM, Mr. Kumar served as Deputy Counsel to the Mayor of Los Angeles and Chief Olympics Officer for the City of Los Angeles during its successful pursuit of the 2028 Olympic and Paralympic Games. Earlier in his career, he held foreign policy roles in the U.S. Senate, clerked on the U.S. Court of Appeals for the Ninth Circuit, and practiced law at Arnold & Porter LLP and Caldwell Leslie & Proctor PC. Mr. Kumar earned an A.B. from Harvard College and a J.D. from Yale Law School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Dated: September 16, 2026	By:	/s/ Gaurav Kapoor
Gaurav Kapoor
Chief Financial and Operations Officer